EXHIBIT 10.20



THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT OR AN OPINION OF COUNSEL FOR THE COMPANY IS RECEIVED THAT REGISTRATION TO EFFECT A SALE OR TRANSFER IS NOT REQUIRED UNDER SUCH ACT.


THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED WITHOUT THE PRIOR WRITTEN CONSENT OF THE PLACEMENT AGENT IN THE OFFERING IN WHICH THE NOTES WERE ACQUIRED (OR A LAWFUL ASSIGNEE OF SUCH PLACEMENT AGENT).

              -----------------------------------------------------

                                V-ONE CORPORATION

          8% SECURED CONVERTIBLE PROMISSORY NOTE, DUE JANUARY 29, 2003

$_______________                                          Dated:  August 2, 2002
                                                              New York, New York

FOR VALUE RECEIVED, V-ONE CORPORATION (the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ___________________________, the principal amount of ______________________
Dollars ($ ) with interest at the rate of 8% per annum.

This Note is secured by assets of the Company, as set forth in the related Note Purchase Agreement, dated of even date herewith, and the Security Agreement referred to therein.

The principal of this Note shall (subject to the provisions of Section 3 below) be payable in full on January 29, 2003. This Note is one of the 8% Convertible Notes (the "Notes"), to be issued in the maximum aggregate principal amount of $1,200,000 pursuant to the Note Purchase Agreements (collectively the "Note Purchase Agreements" and individually the "Note Purchase Agreement") dated initially as of July 23, 2002 between the Company and certain lenders (the original payees of the Notes) and is subject to such Agreements and to the following:

      1. CONVERSION INTO SHARES OF COMMON STOCK. The Company shall give written notice to the registered holder of this Note three (3) business days in advance of the initial closing of the Private Placement or any other financing subsequent hereto permitted by the Note Purchase Agreement ("Other Permitted Financing"). At any time following the purchase of this Note and prior to its maturity, this Note MAY be applied (in whole or in part) either: towards the purchase of the Company's Common stock; or towards the purchase of any other securities of the Company issued in any round of financing of the Company that closes after the date of this Note and results in gross proceeds to the Company of greater than $3,000,000. Notwithstanding the foregoing: this Note, together



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with accrued interest,  SHALL be applied (on a mandatory basis) either:  towards the purchase of the Company's Common Stock or towards the purchase of the Company's Series E Preferred Stock, or such other securities, at the final closing of the Private Placement or the Other Permitted Offering, in the event the gross proceeds in either case exceed $3,000,000; provided, however, that such application or conversion shall not be mandatory in the event that gross proceeds of the Private Placement or the Other Permitted Financing shall exceed $6,000,000. The conversion price in any such event shall be as provided for in or pursuant to the related Note Purchase Agreement.

      2. RIGHTS AND REMEDIES. The holder of this Note is entitled to the benefits of the related Note Purchase Agreement and the Security Agreement and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof. The obligations of the Company to make the payments required hereunder shall be absolute and unconditional without any counterclaim, reduction, defense, recoupment or right of set-off. The Company hereby promises to pay reasonable costs of collection and reasonable attorney's fees in the event of a default on this Note, whether or not suit is instituted.

      3. EXTENSION OF MATURITY DATE. Notwithstanding the foregoing: (a) the Company may extend the maturity of this Note for a maximum of 180 days by 10 days written notice to the holder of this Note; or (b) the holders of 51% of the principal amount of all the outstanding Notes may extend the maturity of this Note for a maximum of 180 days. In either such case, all accrued interest shall be paid prior to the commencement of any extension. The rate of interest payable during any such extension of this Note shall be 10%.

      4. EVENTS OF DEFAULT; ACCELERATION. In case an Event of Default, as defined in the Note Purchase Agreements, shall occur, the unpaid balance of the principal of this Note and all interest accrued thereon may be declared and become due and payable in the manner and with the effect provided in the Note Purchase Agreements.

      5. DEFAULT INTEREST. In case an Event of Default, as defined in the Note Purchase Agreements, shall occur, interest following acceleration pursuant to the Note Purchase Agreements shall be at the rate of 15% per annum.

      6. MISCELLANEOUS. This Note shall be governed by the laws of the State of New York. This Note may not be transferred without the written consent of the Company, which consent shall not be unreasonably withheld or delayed.

                           [signature page to follow]

      IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed as of the date first above written.

                                  V-ONE CORPORATION


                                  By: ___________________________________
                                       Name:
                                       Title: